Exhibit 10.38

AMENDMENT TO THE AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT DATED FEBRUARY 24, 2014

Amending agreement made on December 15, 2014 (the “Agreement”) to the amended and restated investors’ rights agreement dated February 24, 2014 (the “Amended and Restated Investors’ Rights Agreement”) entered into by and among Highland Consumer Fund I Limited Partnership (“Highland I”), Highland Consumer Fund 1-B Limited Partnership (“Highland 1-8”), Highland Consumer Entrepreneurs Fund I Limited Partnership (“Highland Entrepreneurs” and, collectively with Highland I and Highland I-B, “Highland”), Whil Concept Inc. (“WilsonCo”), David Segal (“D. Segal”), Rainy Day Investments Ltd.  (“Rainy Day”), Capital GVR Inc. (“Capital GVR”), Thomas J. Folliard, N Marital Deduction Trust uad 8/11/2011 (“T. Folliard Trust”), 9222-2116 Québec Inc. (“S. Toutant Holding” and, collectively with Highland, WilsonCo, D. Segal, Rainy Day, Capital GVR and T. Folliard Trust, the “Investors”) and DAVIDsTEA Inc. (the “Company”).

WHEREAS the Company and the Investors entered into the Amended and Restated Investors’ Rights Agreement to govern the rights of the Investors to cause the Company to qualify for distribution to the public or register Common Shares issuable to the Investors, to receive certain information from the Company and to participate in future equity offerings by the Company.

WHEREAS the Company wishes to increase the size of the board of directors from eight (8) directors to ten (10) directors.

WHEREAS on December 15, 2014, the articles of the Company were amended and restated in order to create a fourth series of Preferred Shares designated as Series A-2 Preferred Shares.

WHEREAS, pursuant to Section 6.6 of the Amended and Restated Investors’ Rights Agreement, the Amended and Restated Investors’ Rights Agreement may be amended with the written consent of (i) the Company; (ii) the holders of a majority of the Rainy Day Registrable Securities and (iii) the holders of a majority of the Investor Registrable Securities.

WHEREAS this Agreement has been executed by the Company, the holders of all of the Rainy Day Registrable Securities and the holders of all of the Investor Registrable Securities.

In consideration of the foregoing and the mutual agreements contained in this Agreement, the receipt and adequacy of which are acknowledged, the parties agree as follows:

Section 1                                             Defined Terms.

Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to them in the Amended and Restated Investors’ Rights Agreement.

Section 2                                             Amendment.

2.1.                            Section 1.26 of the Amended and Restated Investors’ Rights Agreement is deleted and replaced as follows:

“Preferred Shares” means, collectively, the Junior Preferred Shares, the Series A Preferred Shares, the Series A-1 Preferred Shares and the Series A-2 Preferred Shares.

2.2.                            Section 1.31 of the Amended and Restated Investors’ Rights Agreement is deleted and replaced as follows:

“Registrable Securities” means (i) the Common Shares issuable or issued upon conversion of the Series A Preferred Shares, the Series A-1 Preferred Shares or the Series A-2 Preferred Shares, and any Common Shares, or any Common Shares issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after April 3, 2012 (“Investor Registrable Securities”); (ii) the Common Shares issuable or issued upon conversion of the Series A Preferred Shares, Series A-1 Preferred Shares, Series A-2 Preferred Shares or Junior Preferred Shares, and any Common Shares, or Common Shares issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, held by Rainy Day (“Rainy Day Registrable Securities”); (iii) the Common Shares issuable or issued upon conversion of the Junior Preferred Shares and any Common Shares, or any Common Shares issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, held by David Segal (“DS Registrable Securities”) provided, however, that such DS Registrable Securities shall not be deemed Registrable Securities and DS shall not be deemed a Holder for the purposes of Subsections 2.1, 2.10, 3.1, 3.2 and 6.6; and (iv) the Common Shares issuable or issued upon conversion of the Series A-1 Preferred Shares or the Series A-2 Preferred Shares, and any Common Shares, or any Common Shares issued or issuable (directly or indirectly) upon conversion and/ or exercise of any other securities of the Company, held by a Director Investor (“Director Investor Registrable Securities”), provided, however, that such Director Investor shall not be deemed an Initiating Holder for purposes of Subsection 2.1 and shall have no rights under Subsection 3.2; and (iv) any Common Shares issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i), (ii) and (iii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

2.3.                            The reference to “Series A Preferred Shares and Series A-1 Preferred Shares” in Section 2.11 of the Amended and Restated Investors’ Rights Agreement is deleted and replaced by “Series A Preferred Shares, Series A-1 Preferred Shares and Series A-2 Preferred Shares.”

2.4.                            The reference to “Series A Preferred Shares and Series A-1 Preferred Shares” in Section 3.3 of the Amended and Restated Investors’ Rights Agreement is deleted and replaced by “Series A Preferred Shares, Series A-1 Preferred Shares and Series A-2 Preferred Shares.”

2.5.                            Section 5.7 of the Amended and Restated Investors’ Rights Agreement is deleted and replaced with the following:

“5.7 Matters Requiring Rainy Day Approval.  Notwithstanding any other provision contained herein and in addition to, and without derogating from, approvals that may be required under the Amended Articles or the by-laws of the Company or under any agreement to which the Company is a party or by which it is bound, and as long as Rainy Day together with its Affiliates have not transferred (other than to the Company, to Rainy Day or to Affiliates of Rainy Day, as the case may be), more than 2,669,366 Shares (as defined in the Voting Agreement) (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization), representing one-third of the Shares held by Rainy Day and its Affiliates as at December 15, 2014 calculated on an as converted basis, the Company hereby covenants and agrees with Rainy Day that it shall not, and shall cause its subsidiaries not to, make a decision about, take action or implement any of the following without having obtained Rainy Day’s prior written approval, which decision shall be at Rainy Day’s sole discretion:

(a)                                 all items covered by Section 5.3;

(b)                                 amending, altering or repealing any provision of the Amended Articles of the Company or the articles of incorporation or containing documents of any of its subsidiaries, except to the extent legally required to do so in order to enable the Company to comply with its obligations under the Amended Articles, this Agreement and the Transaction Agreements (as defined in the Amended Articles);

(c)                                  amending, altering or revoking any of the by-laws of the Company or its subsidiaries, in whole or in part, or enacting any additional by-law;

(d)                                 purchasing or redeeming, or declaring or paying any dividend or making any distribution on, any shares of the Company or its subsidiaries, other than (i) redemptions of or dividends or distributions on the Preferred Shares to the extent that the Company is legally required to make such redemptions, dividends or distributions in order to comply with its obligations under the

Amended Articles, and (ii) repurchases of shares from former employees, directors, consultants or other persons who perform services for the Company in connection with the cessation of service or employment of such person at the original purchase price thereof or, if such shares were acquired pursuant to an equity incentive plan, at a higher price if a higher price is payable pursuant to the terms of such plan;

(e)                                  paying or distributing amounts out of any stated capital account, reducing any stated capital account, distributing any surplus or earning, or returning any capital;

(f)                                   issuing any New Securities whether by the Company or any of its subsidiaries, including issuances or grants in connection with any kind of initial public offering (including an IPO) or any kind of public offering of any securities of the Company or its subsidiaries other than the issuance of New Securities upon the conversion of the Preferred Shares pursuant to the Amended Articles.  Nothing in this clause (f) shall restrict the right of any shareholder to purchase New Securities that it is entitled to purchase upon exercise of its rights under Section 4 of this Agreement, provided that the issuance by the Company of the New Securities giving rise to such right shall be subject to this clause (f);

(g)                                  changing the location of the registered, head or principal office of the Company or any of its subsidiaries;

(h)                                 amalgamating, merging or entering into an arrangement or other corporate reorganization involving the Company or its subsidiaries, or the continuance of the Company or its subsidiaries into any other jurisdiction;

(i)                                     liquidating, dissolving or winding-up the business and affairs of the Company or any of its subsidiaries;

(j)                                    commencing any action, suit or proceeding where the amount in dispute is Cdn$100,000 or more; (ii) compromising or settling any action, suit or proceeding where the amount in dispute is Cdn$100,000 or more; or (iii) submitting to arbitration where the amount in dispute is Cdn$100,000 or more;

(k)                                 purchasing, leasing or otherwise acquiring any property or assets out of the ordinary course of business, or making any commitment to do so;

(l)                                     acquiring, or agreeing to acquire, by merger, purchase of assets or equity securities, or by any other manner, any business or any corporation, partnership or other business organization or division thereof;

(m)                             selling, transferring, leasing, exchanging, granting an exclusive license in respect of, or otherwise disposing of all or any material part of the assets of the Company or its subsidiaries, or granting any right, option or privilege to do so, or selling or otherwise disposing of one or more subsidiaries of the Company if substantially” all or any material part of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or disposition is to a wholly-owned subsidiary of the Company;

(n)                                 entering into any form of partnership or joint venture;

(o)                                 designating any signing officers of the Company or any of its subsidiaries for banking purposes;

(p)                                 changing the auditors or legal counsel of the Company or its subsidiaries; or

(q)                                 making any decision to enter a new market or to do business in any territory, other than Canada and the United States.”

2.6.                            All other provisions of the Amended and Restated Investors’ Rights Agreement remain in full force and effect, unamended.

Section 3                                             Governing Law.

This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Québec and the federal laws of Canada applicable therein.

Section 4                                             Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic delivery shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 5                                             Language.

The parties hereto have expressly agreed that this Agreement, as well as, all documents which relate to it, be drafted in English.  Les parties aux présentes ont expressement requis que cette entente ainsi que tous les documents s’y rattachant soient rédigés en anglais.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

DAVIDsTEA INC.

By:	/s/ Authorized Person
Authorized Signatory

WHIL CONCEPTS INC.		RAINY DAY INVESTMENTS LTD.

By:		By:	/s/ Authorized Person
	Authorized Signatory		Authorized Signatory

HIGHLAND CONSUMER FUND I LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUMER GP GP LLC		HIGHLAND CONSUMER FUND I-B LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUMER GP GP LLC

By:	/s/ Authorized Person	By:	/s/ Authorized Person
	Authorized Signatory		Authorized Signatory

HIGHLAND CONSUMER ENTREPRENEURS FUND I LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUMER GP GP LLC

By:	/s/ Authorized Person	/s/ David Segal
	Authorized Signatory	David Segal

THOMAS J. FOLLIARD, IV MARITAL DEDUCTION TRUST UAD 8/1/2011, represented by Tom Folliard, as Trustee of the Trust		CAPITAL GVR INC.

By:	/s/ Thomas J. Folliard	By:	/s/ Authorized Person
	Thomas J. Folliard		Authorized Signatory

9222-2116 QUÉBEC INC.

By:	/s/ Authorized Person
Authorized Signatory

COUNTERPART TO AGREEMENTS

THIS INSTRUMENT forms part of the Amended and Restated Voting Agreement dated as of February 24, 2014, as amended (the “Amended and Restated Voting Agreement”), the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of February 24, 2014, as amended (the “Amended and Restated Right of First Refusal Agreement”) and the Amended and Restated Investors’ Rights Agreement dated as of February 24, 2014, as amended (the “Amended and Restated Investors’ Rights Agreement” and together with the Amended and Restated Voting Agreement and the Amended and Restated Right of First Refusal Agreement, the “Agreements”), by and among DAVIDsTEA Inc. (the “Corporation”) and its shareholders, as such Agreements may be further amended or further amended and restated from time to time.  Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Agreements.

The undersigned hereby acknowledges having received a copy of the Agreements, having read the Agreements in their entirety and having been given the opportunity to consult with independent legal counsel.  In connection with the issuance of 20,309 Series A-2 Preferred Shares of the Corporation (the “Issued Securities”) to the undersigned and in connection with all awards of stock options to the undersigned, the undersigned hereby agrees to be joined as (i) a Director Investor Preferred Holder to the Amended and Restated Voting Agreement, (ii) a Key Holder to the Amended and Restated Right of First Refusal and Co-Sale Agreement and (iii) a Director Investor to the Amended and Restated Investors’ Rights Agreement as if he was an original party thereto and acknowledges and agrees that he, the Issued Securities and any other securities of the Corporation owned by him shall be subject to, and bound by the terms and conditions of, the Agreements.

[signature page follows]

Dated: November 28, 2014.

/s/ Guy Savard
Guy Savard

ACCEPTED AND AGREED:

DAVIDsTEA INC.

By:
Authorized Signatory

Dated: December 15, 2014.

Guy Savard

ACCEPTED AND AGREED:

DAVIDsTEA INC.

By:	/s/ Authorized Person
Authorized Signatory

Dated: December 15, 2014.

/s/ David McCreight
DAVID MCCREIGHT

ACCEPTED AND AGREED:

DAVIDsTEA INC.

By:	/s/ Authorized Person
Authorized Signatory

WHIL CONCEPTS INC.		RAINY DAY INVESTMENTS LTD.

By:		By:	/s/ Herschel Segal
	Authorized Signatory		Authorized Signatory

HIGHLAND CONSUMER FUND I LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUEMR GP GP LLC		HIGHLAND CONSUMER FUND I-B LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUMER GP GP LLC

By:	/s/ Authorized Person	By:	/s/ Authorized Person
	Authorized Signatory		Authorized Signatory

HIGHLAND CONSUMER ENTREPRENEURS FUND I LIMITED PARTNERSHIP, represented by its general partner, HIGHLAND CONSUMER GP LIMITED PARTNERSHIP, itself represented by its general partner, HIGHLAND CONSUMER GP GP LLC

By:	/s/ Authorized Person	/s/ David Segal
	Authorized Signatory	David Segal

THOMAS J. FOLLIARD, IV MARITAL DEDUCTION TRUST UAD 8/1/2011, represented by Tom Folliard, as Trustee of the Trust		CAPITAL GVR INC.

By:	/s/ Tom Folliard	By:	/s/ Authorized Person
	Tom Folliard		Authorized Signatory

9222-2116 QUÉBEC INC.

By:
Authorized Signatory